UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2014

 CATAMARAN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52073

Yukon Territory, Canada	98-0167449
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1600 McConnor Parkway
Schaumburg, Illinois 60173-6801

(Address of principal executive offices, including zip code)

(800) 282-3232
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Catamaran Corporation (“Catamaran”) is filing this Current Report on Form 8-K for the purpose of incorporating by reference the following financial statements and financial information into Catamaran’s Registration Statement on Form S-3 (and the related prospectus contained therein) (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission immediately following the filing of this Current Report on Form 8-K:

(i)
supplemental condensed consolidated guarantor financial information under Rule 3-10 of Regulation S-X for 15 wholly-owned subsidiaries of Catamaran (namely BriovaRx of Maine, Inc., BriovaRx, LLC, Catamaran Health Solutions, LLC, Catamaran Holdings I, LLC, Catamaran LLC, Catamaran PBM of Colorado LLC, Catamaran PBM of Illinois, Inc., Catamaran PBM of Illinois II, Inc., Catamaran PBM of Maryland, Inc., Catamaran PBM of Pennsylvania, LLC, Catamaran Rebate Management, Inc., Catamaran Rx CHSS, LLC, Catamaran S.à.r.l., Coalition for Advanced Pharmacy Services, LLC and RESTAT, LLC (“RESTAT”)) (collectively, the “Subsidiary Guarantors”) as of December 31, 2013 and 2012, and for the three years ended December 31, 2013;

(ii)
certain historical financial statements of RESTAT, as described in Item 9.01 below (as previously disclosed, Catamaran, through a wholly-owned subsidiary, acquired all of the outstanding limited liability company interests of RESTAT from The F. Dohmen Co. on October 1, 2013 in exchange for $409.5 million in cash, subject to certain customary post-closing adjustments) (the “RESTAT Acquisition”); and

(iii)
the unaudited pro forma combined statement of operations of Catamaran and RESTAT for the year ended December 31, 2013, which gives effect to the RESTAT Acquisition and related financing transactions as if they had occurred on January 1, 2013.

Catamaran is disclosing in a new footnote to certain of its previously issued financial statements the condensed consolidated financial information of the Subsidiary Guarantors of debt securities that may be offered pursuant to the Registration Statement. Further detail regarding the presentation as of December 31, 2013 and 2012, and for the three years ended December 31, 2013, is set forth in Note 21 to the audited consolidated financial statements of Catamaran. These updated audited consolidated financial statements of Catamaran, including the notes thereto and the report of KPMG LLP thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

This Current Report on Form 8-K does not modify or update the audited consolidated financial statements of Catamaran as of December 31, 2013 and 2012, and for the three years ended December 31, 2013, other than for the inclusion of the supplemental guarantor financial information in Note 21 thereto.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited balance sheets of RESTAT as of December 31, 2012 and 2011, and related audited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the years then ended, including the notes thereto and the report of BDO USA, LLP thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The unaudited balance sheet of RESTAT as of September 30, 2013, and related unaudited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the nine months ended September 30, 2013 and 2012, including the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma combined statement of operations of Catamaran and RESTAT for the year ended December 31, 2013, including the notes thereto, giving pro forma effect to the RESTAT Acquisition and related financing transactions as if they had occurred on January 1, 2013, is filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, LLP, independent registered public accounting firm to RESTAT, LLC

23.2	Consent of KPMG LLP, independent registered public accounting firm to Catamaran Corporation

99.1
Audited consolidated financial statements of Catamaran Corporation as of December 31, 2013 and 2012, and for the three years ended December 31, 2013, including the notes thereto and the report of KPMG LLP thereon

99.2
Audited balance sheets of RESTAT, LLC as of December 31, 2012 and 2011, and related audited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the years then ended, including the notes thereto and the report of BDO USA, LLP thereon

99.3
Unaudited balance sheet of RESTAT, LLC as of September 30, 2013, and related unaudited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the nine months ended September 30, 2013 and 2012, including the notes thereto

99.4
Unaudited pro forma combined statement of operations of Catamaran Corporation and RESTAT, LLC for the year ended December 31, 2013, including the notes thereto, giving pro forma effect to the RESTAT Acquisition and related financing transactions as if they had occurred on January 1, 2013

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 6, 2014

CATAMARAN CORPORATION

By:	/s/ Jeffrey Park
Name: Jeffrey Park Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO USA, LLP, independent registered public accounting firm to RESTAT, LLC

23.2	Consent of KPMG LLP, independent registered public accounting firm to Catamaran Corporation

99.1
Audited consolidated financial statements of Catamaran Corporation as of December 31, 2013 and 2012, and for the three years ended December 31, 2013, including the notes thereto and the report of KPMG LLP thereon

99.2
Audited balance sheets of RESTAT, LLC as of December 31, 2012 and 2011, and related audited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the years then ended, including the notes thereto and the report of BDO USA, LLP thereon

99.3
Unaudited balance sheet of RESTAT, LLC as of September 30, 2013, and related unaudited statements of operations and statements of The F. Dohmen Co.’s invested equity and cash flows for the nine months ended September 30, 2013 and 2012, including the notes thereto

99.4
Unaudited pro forma combined statement of operations of Catamaran Corporation and RESTAT, LLC for the year ended December 31, 2013, including the notes thereto, giving pro forma effect to the RESTAT Acquisition and related financing transactions as if they had occurred on January 1, 2013

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